UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: August 9, 2019
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (770) 810-7800

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 below, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Agilysys, Inc. (the “Company”), held on August 9, 2019, shareholders of the Company approved a proposal to amend to the Company’s Amended Code of Regulations and Amended Articles of Incorporation to require a majority vote, in uncontested elections, for director nominees to be elected.

On August 14, 2019, the Company filed a Certificate of Amendment to its Amended Articles of Incorporation with the Secretary of State of the State of Ohio to implement such amendment. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

As further noted in Item 5.07 below, at the Annual Meeting, shareholders of the Company also approved an amendment to the Company’s Amended Code of Regulations to reduce the threshold for shareholder removal of a director from a two-thirds supermajority to a simple majority.

Both amendments to the Amended Code of Regulations took effect immediately upon approval at the Annual Meeting. The description of the amendments to the Company’s Amended Code of Regulations is qualified in its entirety by reference to the Amended Code of Regulations, a copy of which (marked to show changes) is filed as Exhibit 3.2 to this current report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Securities Holders.

The following matters were voted on at the Annual Meeting.

1.	Seven Directors were elected to serve one-year terms expiring at the 2020 Annual Meeting of Shareholders. The vote results for Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
Donald Colvin	17,180,799	29,121	1,637,232
Dana Jones	17,190,900	19,019	1,637,232
Jerry Jones	17,146,470	63,449	1,637,232
Michael Kaufman	17,078,540	131,380	1,637,232
Melvin Keating	16,987,109	222,811	1,637,232
John Mutch	17,146,495	63,425	1,637,232
Ramesh Srinivasan	17,179,376	30,544	1,637,232

2.
Amendments to the Company’s Amended Code of Regulations and Amended Articles of Incorporation to require a majority vote, in uncontested elections, for director nominees to be elected were approved. The vote results for Proposal 2 were:

For	Against	Abstain	Broker Non-Votes
17,195,772	3,703	10,444	1,637,232

3.
An amendment to the Company’s Amended Code of Regulations to reduce the threshold for shareholder removal of a director from a two-thirds supermajority to a simple majority was approved. The vote results for Proposal 3 were:

For	Against	Abstain	Broker Non-Votes
17,148,677	51,353	9,889	1,637,232

4.	The Company’s executive compensation for its named executive officers was approved on an advisory basis. The vote results for Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
16,996,707	196,021	17,191	1,637,232

5.
The appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, was ratified. The vote results for Proposal 5 were as follows:

For	Against	Abstain
18,756,624	17,728	72,799

No proposal to adjourn or postpone the Annual Meeting was brought to vote, and no other business was brought before the Annual Meeting.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following items are furnished as exhibits to this current report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to Amended Articles of Incorporation filed August 14, 2019.
3.2	Amended Code of Regulations, effective August 9, 2019 (marked copy)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: August 14, 2019